UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 14, 2019 (March 8, 2019)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 8, 2019, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Quanta Services, Inc. (the “Company”) adopted the 2019 annual incentive plan for all corporate employees, the 2019 long-term incentive plan for senior leadership and the 2019 discretionary plan for all employees (collectively, the “Incentive Plan”). Under the Incentive Plan, certain employees of the Company, including all executive officers, are eligible to receive incentive compensation awards payable in cash, restricted stock units and/or performance units, and the Compensation Committee established specific target incentive amounts for the executive officers. All equity-based awards under the Incentive Plan will be made pursuant to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (the “Omnibus Plan”) or other plans that may be approved from time to time by the Board or by stockholders as required.

Certain awards under the Incentive Plan are based on the achievement of annual or long-term performance metrics. The annual performance metrics for 2019 include EBITDA, EBITDA margin and safety. The long-term incentive performance metrics for the January 1, 2019 through December 31, 2021 performance period include return on invested capital, total shareholder return and capital efficiency.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan and the Omnibus Plan, copies of which are included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

10.1*^	Quanta Services, Inc. Term Sheet for 2019 Annual Incentive Plan – Corporate Employees, Quanta Services, Inc. Term Sheet for 2019 Senior Leadership Long-Term Incentive Plan and Quanta Services, Inc. Term Sheet for 2019 Discretionary Plan – All Employees

10.2*	Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 4.5 to the Company’s Form S-8 (No. 333-174374) filed May 20, 2011 and incorporated herein by reference)

10.3*	Amendment No. 1 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.4 to the Company’s Form 10-Q for the quarter ended June 30, 2013 (No. 001-13831) filed August 9, 2013 and incorporated herein by reference)

10.4*	Amendment No. 2 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2016 (No. 001-13831) filed August 8, 2016 and incorporated herein by reference)

10.5*	Amendment No. 3 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.4 to the Company’s Form 8-K (No. 001-13831) filed May 30, 2018 and incorporated herein by reference)

10.6*^	Amendment No. 4 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan.

*	Management contract or compensatory plan or arrangement
^	Filed with this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2019	QUANTA SERVICES, INC.

	By:	/s/ Donald C. Wayne
Name: Donald C. Wayne
Title: Executive Vice President and General Counsel